NATIONS FUND, INC.

                        NATIONS INTERNATIONAL EQUITY FUND

                        Supplement dated January 20, 1999
                      to Prospectuses dated August 1, 1998

         The combined prospectuses for the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations International Equity Fund are hereby supplemented by adding the following paragraph after the paragraph under the heading "How the Funds Are Managed--Investment Adviser" concerning Gartmore Global Partners:

                  On December 2, 1998, the Board of Directors of Nations Fund, Inc. approved INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") and Putnam Investment Management, Inc. ("Putnam") to serve with Gartmore as investment sub-advisers for Nations International Equity Fund. Pursuant to the new sub-advisory arrangements, each of the three investment sub-advisers would be responsible for managing approximately one-third of Nations International Equity Fund's assets and each investment sub-adviser would receive fees based on the actual amount of assets managed by such investment sub-adviser. In order for INVESCO and Putnam to serve as investment sub-advisers to Nations International Equity Fund, the shareholders of Nations International Equity Fund must approve the new investment sub-advisory agreements with each of INVESCO and Putnam. It is expected that the Company will call a special meeting of shareholders seeking approval of the new investment sub-advisory arrangements to be held in April 1999.